UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2015

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 20, 2015, ACNB Corporation (the “Corporation”) approved the acceleration of vesting of the outstanding restricted stock awards of certain Named Executive Officers (“Variable Equity Awards”) made pursuant to the Corporation’s 2009 Restricted Stock Plan and the ACNB Bank Variable Compensation Plan (the “Plans”). The acceleration of vesting affects the Variable Equity Awards that were originally granted on June 22, 2015, each pursuant to an ACNB Bank Variable Compensation Plan Restricted Stock Agreement (the “Award Agreement”).

The reason the Corporation approved the acceleration of vesting of the Variable Equity Awards is because upon setting up the accounts with a third-party vendor to hold the Variable Equity Awards, there was a technical issue which caused the recipients of the Variable Equity Awards to be taxed upon the entire amount of the Variable Equity Awards instead of the vested portion. Therefore, the Corporation approved accelerated vesting in order to remedy the technical issue because a failure to do so would be antagonistic to the intent of the Plans of rewarding those persons who have responsibility for the growth of the Corporation and the Bank.

The Variable Equity Awards now vest on December 1, 2015, which were otherwise scheduled to vest on January 1, 2016, and January 1, 2017.

As of the date of this report, the Corporation’s Named Executive Officers held the following Variable Equity Awards for which vesting will be accelerated:

Name	Title	Aggregate Shares Subject to Vesting Acceleration of Variable Equity Awards
Thomas A. Ritter	President & Chief Executive Officer	649.2302
Lynda L. Glass	Executive Vice President, Secretary & Chief Governance Officer	477.0701
David W. Cathell	Executive Vice President, Treasurer & Chief Financial Officer	477.0701
James P. Helt	President of ACNB Bank	477.0701

All other terms and conditions of the Variable Equity Awards remain the same and are subject to the terms of the Plans and each recipient’s Award Agreement. The ACNB Bank Variable Compensation Plan and the form of Award Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	ACNB Bank Variable Compensation Plan dated January 1, 2014. (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on June 25, 2015.)

99.2

Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement. (Incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed with the Commission on June 25, 2015.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: October 26, 2015	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	ACNB Bank Variable Compensation Plan dated January 1, 2014. (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on June 25, 2015.)

99.2

Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement. (Incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed with the Commission on June 25, 2015.)